UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               April 6, 2005

FelCor Lodging Trust Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code               (972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Section 3 — Securities and Trading Markets
Item 3.03 Material Modification to Rights of Security Holders.
Section 5 — Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Section 8 — Other Events
Item 8.01 Other Events.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Underwriting Agreement
Articles Supplementary of the Company
Form of Share Certificate
Deposit Agreement
Form of Depositary Receipt
7th Amendment to 2nd Amended/Restated Agreement of Limited Partnership
Computation of Ratio of Earnings
Press Release

Section 1 — Registrant’s Business and Operations

      Item 1.01 Entry into a Material Definitive Agreement.

          On March 8, 2005, FelCor Lodging Trust Incorporated, or the Company, entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc. and Deutsche Bank Securities Inc. On April 7, 2005, pursuant to the Underwriting Agreement, the Company issued an aggregate of 5,400,000 depositary shares, each depositary share representing a 1/100 fractional interest in a share of 8% Series C Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Company. The gross proceeds from the sale of the depositary shares, or $135,000,000, were used to redeem 54,000 shares of 9% Series B Cumulative Redeemable Preferred Stock of the Company and the corresponding 5,400,000 depositary shares representing the 9% Series B Cumulative Redeemable Preferred Stock redeemed. A copy of the Underwriting Agreement is filed as an exhibit to this Current Report on Form 8-K.

          Each of the depositary shares issued on April 7, 2005, or the Depositary Shares, represents a 1/100 fractional interest in a share of 8% Series C Cumulative Redeemable Preferred Stock, or Series C Preferred Stock, of the Company deposited with SunTrust Bank, as depositary, pursuant to a Deposit Agreement, dated April 7, 2005, by and among the Company, SunTrust Bank and the holders from time to time of the Depositary Shares. The Deposit Agreement governs the deposit of the Series C Preferred Stock with the depositary and the issuance of the Depositary Shares. A copy of the Depositary Agreement is filed as an exhibit to this Current Report on Form 8-K.

          Each holder of the Depositary Shares is entitled to all proportional rights and preferences of the Series C Preferred Stock, including dividend, voting, redemption and liquidation rights, preferences, privileges and obligations of an owner of the Series C Preferred Stock. Each share of Series C Preferred Stock is entitled to a liquidation preference of $2,500 per share (equivalent to $25 per depositary share). Dividends on the Series C Preferred Stock represented by the Depositary Shares are cumulative from the date of original issue and are payable quarterly on the last calendar day of January, April, July and October of each year, commencing on July 31, 2005, at a rate of 8% of the liquidation preference per year (equivalent to $2.00 per year per Depositary Share). The Series C Preferred Stock and the Depositary Shares are not redeemable prior to April 7, 2010. On and after April 7, 2010, the Company may redeem the Series C Preferred Stock at is option, in whole or in part, at a redemption price of $2,500 per share (equivalent to $25 per Depositary Share), plus accrued and unpaid dividends, if any.

          On April 7, 2005, the Company, in its capacity as the sole general partner of FelCor Lodging Limited Partnership, or FelCor LP, and on behalf of the limited partners of FelCor LP, pursuant to the power of attorney granted to the Company in the Second Amended and Restated Agreement of Limited Partnership of FelCor LP, as amended, or the LP Agreement, entered into the Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership of FelCor LP. The Seventh Amendment adopted Addendum No. 4 to the LP Agreement. Addendum No. 4 established and designated units of limited partnership interest as “Series E Cumulative Redeemable Preferred Units.” The Series E Cumulative Redeemable Preferred Units have the preferences and other rights, restrictions, limitations as to distributions, qualifications, and terms and conditions of redemption that are applicable to the Series C Preferred Stock. A copy of the Seventh Amendment and Addendum No. 4 are filed as exhibits to this Current Report on Form 8-K.

Section 3 — Securities and Trading Markets

      Item 3.03 Material Modification to Rights of Security Holders.

          The Board of Directors of the Company, pursuant to the Charter of the Company as in effect, has the authority to issue in one or more series of up to 20,000,000 shares of Company preferred stock. On April 6, 2005, the Company filed with the State Department of Assessments and Taxation of the State of Maryland Articles Supplementary to its Charter. The Articles Supplementary designated 54,000 shares of Company preferred stock, par value $0.01 per share, as “8% Series C Cumulative Redeemable Preferred Stock.” The following is a description of the material terms of the Series C Preferred Stock and the Depositary Shares representing the Series C Preferred Stock.

      Dividends. Dividends on the Series C Preferred Stock represented by the Depositary Shares are cumulative from the date of issuance payable at the rate of 8% of the liquidation preference per year (equivalent to $2.00 per year per Depositary Share). Dividends are payable quarterly on the last calendar day of January, April, July, October (or, if not a business day, on the next succeeding business day) commencing on July 31, 2005. Dividends on the Series C Preferred Stock will accrue from the date of issuance regardless of whether the Company has sufficient earnings or funds otherwise legally available for the payment of dividends or has declared any such dividends.

      Liquidation Preference. The Series C Preferred Stock will have a liquidation preference of $2,500 per share (equivalent to $25 per Depositary Share), plus an amount equal to accrued and unpaid dividends, if any.

      Optional Redemption. The Series C Preferred Stock is not redeemable prior to April 7, 2010, except in limited circumstances relating to the ownership limitation necessary to preserve the Company’s qualification as a real estate investment trust. On and after April 7, 2010, the Series C Preferred Stock may be redeemed at the Company’s option, in whole or in part, at a redemption price of $2,500 per share (equivalent to $25 per Depositary Share), plus accrued and unpaid distributions thereon, if any, to the date of redemption.

      Ranking. With respect to the payment of dividends and amounts upon liquidation, the Series C Preferred Stock will rank pari passu with the Company’s outstanding $1.95 Series A Cumulative Convertible Preferred Stock and 9% Series B Cumulative Redeemable Preferred Stock, and senior to the Company’s outstanding common stock.

      Voting Rights. Holders of Depositary Shares, generally, will not have any voting rights, except as required by law. However, if dividends on the Series C Preferred Stock or any parity preferred stock are in arrears for six or more quarterly periods, whether or not consecutive, the holders of Depositary Shares (voting together, as a single class, with the holders of Company Series A Preferred Stock, Series B Preferred Stock and of any other series of Company preferred stock on a parity with the Series C Preferred Stock having like voting rights that are then exercisable) will be entitled to elect a total of two directors to the Company’s board of directors until all dividends accumulated on the shares of Series C Preferred Stock and any parity preferred stock have been fully paid or set aside for payment.

      No Conversion Rights. The Series C Preferred Stock is not convertible into or exchangeable for any of the Company’s other securities. Under certain transfer restrictions contained in the Company’s Charter, however, the shares of Series C Preferred Stock may become excess shares in order, among other things, to ensure that the Company remains qualified as a real estate investment trust for Federal income tax purposes.

      Restrictions on Ownership. To ensure that the Company can satisfy certain ownership limitations applicable to real estate investment trusts, no person may own (including ownership attributed to that person for Federal income tax purposes) more than 9.9% of any class of Company capital stock. Ownership of the Series C Preferred Stock will be attributed to holders of the Depository Shares on a prorated basis.

      Listing The Depositary Shares are listed on the New York Stock Exchange under the symbol “FCH Pr C.”

Section 5 — Corporate Governance and Management

      Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On April 6, 2005, the Company filed with the State Department of Assessments and Taxation of the State of Maryland Articles Supplementary to its Charter. The Articles Supplementary designated 54,000 shares of Company preferred stock, par value $0.01 per share, as “8% Series C Cumulative Redeemable Preferred Stock.” A copy of the Articles Supplementary is filed as an exhibit to this Current Report on Form 8-K.

          For a description of the material terms of the Series C Preferred Stock, see Item 3.03 of this Current Report on Form 8-K.

Section 8 — Other Events

      Item 8.01 Other Events.

          On April 8, 2005, the Company redeemed 54,000 shares of its 9% Series B Cumulative Redeemable Preferred Stock and the corresponding 5,400,000 depositary shares representing the 9% Series B Cumulative Redeemable Preferred Stock redeemed from the proceeds of the issuance of the Depositary Shares.

          A press release that relates to the redemption of the 9% Series B Cumulative Redeemable Preferred Stock is filed as an exhibit to this Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

      Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

          The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of March 8, 2005, by and among the Company, Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc. and Deutsche Bank Securities Inc.

3.1.6	Articles Supplementary of the Company designating the shares of 8% Series C Cumulative Redeemable Preferred Stock filed April 6, 2005.

4.10.1	Form of Share Certificate for 8% Series C Cumulative Redeemable Preferred Stock.

4.11.1	Deposit Agreement, dated April 7, 2005, between the Company and SunTrust Bank, as preferred share depositary.

4.12.1	Form of Depositary Receipt evidencing the Depositary Shares, which represent the 8% Series C Cumulative Redeemable Preferred Stock.

10.1.8	Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership, dated as of April 7, 2005, which contains Addendum No. 4 to the Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership.

12.1	Computation of ratio of earnings to combined fixed charges and preferred stock dividends.

99.1	Press release issued by the Company on March 8, 2005, announcing the pricing of the offering of 8% Series C Cumulative Redeemable Preferred Stock and the redemption of the 9% Series B Cumulative Redeemable Preferred Stock.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED
Date: April 11, 2005	By:	/s/ Lawrence D. Robinson
	Name:	Lawrence D. Robinson
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of March 8, 2005, by and among the Company, Morgan Stanley & Co. Incorporated, A.G. Edwards & Sons, Inc. and Deutsche Bank Securities Inc.

3.1.6	Articles Supplementary of the Company designating the shares of 8% Series C Cumulative Redeemable Preferred Stock filed April 6, 2005.

4.10.1	Form of Share Certificate for 8% Series C Cumulative Redeemable Preferred Stock.

4.11.1	Deposit Agreement, dated April 7, 2005, between the Company and SunTrust Bank, as preferred share depositary.

4.12.1	Form of Depositary Receipt evidencing the Depositary Shares, which represent the 8% Series C Cumulative Redeemable Preferred Stock.

10.1.8	Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership, dated as of April 7, 2005, which contains Addendum No. 4 to the Second Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership.

12.1	Computation of ratio of earnings to combined fixed charges and preferred stock dividends.

99.1	Press release issued by the Company on March 8, 2005, announcing the pricing of the offering of 8% Series C Cumulative Redeemable Preferred Stock and the redemption of the 9% Series B Cumulative Redeemable Preferred Stock.